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                                                                EXHIBIT 10.04


Document executed with 2 originals distributed as follows:

Original A to Optionee
Original B to The Bank of Nashville

                                                                ORIGINAL B

                        STOCK OPTION AGREEMENT
                 ENTERED INTO BY THE BANK OF NASHVILLE

          THIS STOCK OPTION AGREEMENT ("Agreement"), effective the 13th day of October , 1992, by and between THIS BANK OF NASHVILLE, (the "Bank"), and Julian C. Cornett (the "Optionee") pursuant to the terms of the employment agreement between the Bank and Optionee dated October 13, l992.

          1. Grant of Option. Bank hereby grants to Optionee a stock option (the "option"), exercisable in whole or in part, to purchase 10,000 shares of the Bank's common stock, $6.00 par value per share (the "Common Stock"), for a price of $6.00 per share.

          2. Vesting. The right to exercise this Stock Option vested on October 13, 1992 as to 2,000 shares, shall vest on October 15, 1993 as to 2,000 shares, on October 15, 1994 as to 2,000 shares, on October 15, 1995 to 2,000 shares, and shall invest on October 15, l996 as to the remaining shares. The vesting of the option is conditioned upon Optionee being employed by Bank or its successor on the respective dates of vesting.

          3. Expiration of Option. This Option shall expire on October 13, 2002 with respect to any then unexercised portion of this Option.


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          4. Manner of Exercise. This Option shall be exercised by Optionee (or other party entitled to exercise the Option under Section 6 of this Agreement) by delivering written notice to the Bank stating the number of shares of Common Stock purchased, the person or persons in whose name the shares are to be registered, and each person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased. The purchase price shall be payable in cash. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash.

          5. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and is exercisable during Optionee's lifetime only by Optionee. The terms of this Option shall be binding on the executors, administrators, heirs and successors of Optionee.

          6. Exercise after Death. If the Optionee dies before the expiration of this Option, this Option may be exercised until the expiration pursuant to
     Section 3 of this Agreement by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired this Option directly from the Optionee by bequest or inheritance.

          7. Restrictions on Purchase and Sale of Shares. If required by applicable securities laws, the Optionee hereby agrees that, as a further condition to the exercise of this


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     Option, the Optionee (or his successor under Section 6 hereof) will execute an agreement in form satisfactory to the Bank in which the Optionee represents that he is purchasing the shares for investment purposes, and not with a view to resale or distribution.

          8. Reservation of Stock. Bank covenants that while the Option is exercisable, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this Option.

          9. Protection Against Dilution. In any of the following events, occurring hereafter, appropriate adjustment shall be made in the number of shares deliverable upon the exercise of this Option or in the price per share to be paid so as to maintain the proportionate interest of the
     Optionee: (a) recapitalization of the Bank through a split-up of the outstanding shares into a lesser number; (b) declaration of a dividend on the Common Stock of the Bank, payable in Common Stock or securities convertible into Common Stock; (c) issuance of Common Stock at less than the price per share payable upon the exercise of this Option, or issuance of securities carrying conversion privileges or bearing stock purchase options for Common Stock at more favorable terms than provided by this Option.

          10. Merger, Sale or Change of Majority Control. If a merger, sale or change of majority control of the Bank is announced, then any portion of this Option that is not vested


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     shall vest upon the closing of such event. If the Bank, or any successor, shall be consolidated or merged with another corporation, or substantially all of its assets shall be sold to another corporation in exchange for stock with the view to distributing such stock to its shareholders, each share of stock purchasable by this Option shall be replaced for the purposes hereof by the securities or property issuable or distributable in respect of one share of Common Stock of this Bank, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof. If all or substantially all of Bank or any successor shall be sold for cash, the Optionee may immediately exercise any unexercised portion of this Option.

          11. Optionee's Rights. Until the valid exercise of this Option, the Optionee hereby shall not be entitled to any rights of a shareholder, but immediately upon the exercise of this Option and upon payment as provided herein, the Optionee hereof shall be deemed a recordholder of the common stock.

          12. Amendment. This Option may be amended only by the written agreement of the parties hereto.

         Executed this 19 day of May, 1993.

                                THE BANK OF NASHVILLE

                                By: /s/ Joan B. Marshall
                                    -------------------------------------------
                                Title: /s/ Vice President & Corporate Secretary
                                       ----------------------------------------

                                OPTIONEE

                                /s/ Julian C. Cornett
                                -----------------------------------------------


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Document executed with 2 originals distributed as follows:
Original A to Optionee
Original B to The Bank of Nashville                                  ORIGINAL B


                             STOCK OPTION AGREEMENT

                     ENTERED INTO BY THE BANK OF NASHVILLE


     THIS STOCK OPTION AGREEMENT ("Agreement"), effective the 13th day of October, 1993 by and between The BANK OF NASHVILLE, (the "Bank"), and Julian C. Cornett (the "Optionee") pursuant to the terms of the employment agreement between the Bank and Optionee dated October 13, 1993 and approved by Board of Directors on November 4, 1993.

          1. Grant of Option. Bank hereby grants to Optionee a stock option (the "Option"), exerciseable in whole or in part, to purchase 10,000 shares of the Bank's common stock, $6.00 par value per share (the "Common Stock"), for a price of $7.00 per share.

          2. Vesting. The right to exercise this Stock Option vested on October 13, 1993 as to 2,000 shares, shall vest on October 13, 1994 as to 2,000 shares, on October 13, 1995 as to 2,000 shares, on October 13, 1996 to 2,000 shares, and shall vest on October 13, 1997 the remaining shares. The vesting of the option is conditioned upon Optionee being employed by the Bank or its successor on the respective dates of vesting.

          3. Expiration of Option. This Option shall expire on October 13, 2003 with respect to any then unexercised portion of this Option.


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          4. Manner of Exercise. This Option shall be exercised by Optionee (or other party entitled to exercise the Option under Section 6 of this Agreement) by delivering written notice to the Bank stating the number of shares of Common Stock purchased, the person or persons in whose name the shares are to be registered, and each person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased. The purchase price shall be payable in cash. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash.

          5. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and is exercisable during Optionee's lifetime only by Optionee. The terms of this Option shall be binding on the executors, administrators, heirs and successors of Optionee.

          6. Exercise after Death. If the Optionee dies before the expiration of this Option, this Option may be exercised until the expiration pursuant to
     Section 3 of this Agreement by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired this Option directly from the Optionee by bequest or inheritance.

          7. Restrictions on Purchase and Sale of Shares. If required by applicable securities laws, the Optionee hereby agrees that, as a further condition to the exercise of this

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     Option, the Optionee (or his successor under Section 6 hereof) will execute an agreement in form satisfactory to the Bank in which the Optionee represents that he is purchasing the shares for investment purposes, and not with a view to resale or distribution.

          8. Reservation of Stock. Bank covenants that while the Option is exercisable, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this Option.

          9. Protection Against Dilution. In any of the following events, occurring hereafter, appropriate adjustment shall be made in the number of shares deliverable upon the exercise of this Option or in the price per share to be paid so as to maintain the proportionate interest of the
     Optionee: (a) recapitalization of the Bank through a split-up of the outstanding shares into a lesser number; (b) declaration of a dividend on the Common Stock of the Bank, payable in Common Stock or securities convertible into Common Stock; (c) issuance of Common Stock at less than the price per share payable upon the exercise of this Option, or issuance of securities carrying conversion privileges or bearing stock purchase options for Common Stock at more favorable terms than provided by this Option.

          10. Merger, Sale or Change of Majority Control. If a merger, sale or change of majority control of the Bank is announced, then any portion of this Option that is not vested



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     shall vest upon the closing of such event. If the Bank, or any successor, shall be consolidated or merged with another corporation, or substantially all of its assets shall be sold to another corporation in exchange for stock with the view to distributing such stock to its shareholders, each share of stock purchasable by this Option shall be replaced for the purposes hereof by the securities or property issuable or distributable in respect of one share of Common Stock of this Bank, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof. If all or substantially all of Bank or any successor shall be sold for cash, the Optionee may immediately exercise any unexercised portion of this Option.

          11. Optionee's Rights. Until the valid exercise of this Option, the Optionee hereby shall not be entitled to any rights of a shareholder, but immediately upon the exercise of this Option and upon payment as provided herein, the Optionee hereof shall be deemed a record holder of the common stock.

          12. Amendment. This Option may be amended only by the written agreement of the parties hereto.

          Executed this 9th day of November, 1993


                              THE BANK OF NASHVILLE

                              By: /s/ Mack S. Linebaugh
                                  -------------------------------
                              Title: /s/ President
                                     ----------------------------
                              OPTIONEE
                              /s/ Julian C. Cornett
                              -----------------------------------



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                             STOCK OPTION AGREEMENT

                 ENTERED INTO BY COMMUNITY FINANCIAL GROUP, INC.


          THIS STOCK OPTION AGREEMENT ("Agreement"), effective the 16th day of July, 1996 by and between COMMUNITY FINANCIAL GROUP, INC. (CFGI), and Julian C. Cornett (the "Optionee") was approved by Board of Directors on July 16, 1996.

          1. Grant of Option. Company hereby grants to Optionee a stock option (The "Option"), exercisable in whole or in part, to purchase 5,000 shares of the company's common stock, $6.00 par value per share (the "Common Stock"), for a price of $ 10.125 per share.

          2. Vesting. The right to exercise this Stock Option vested on July 16, 1996 as to 1,000 shares, shall vest on July 16, 1997 as to 1,000 shares, on July 16, 1998 as to 1,000 shares, on July 16, 1999 as to 1,000 shares, and shall vest on July 16, 2000 as to the remaining shares. The vesting of the option is conditioned upon Optionee being employed by the company or one of its subsidiaries or its successor on the respective dates of vesting.

          3. Expiration of Option. This Option shall expire on the earlier of July 16, 2006 or 90 days after employment is terminated with respect to any then unexercised portion of this Option.

          4. Manner of Exercise. This Option shall be exercised by Optionee (or other party entitled to exercise the Option under Section 6 of this Agreement) by delivering written notice to the Company stating the number of shares of Common Stock purchased,


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     the person or persons in whose name the shares are to be registered, and each person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased, as well as any applicable employee tax payments. The purchase price shall be payable in cash. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash.

          5. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and is exercisable during Optionee's lifetime only by Optionee. The terms of this Option shall be binding on the executors, administrators, heirs and successors of Optionee.

          6. Exercise After Death. If the Optionee dies before the expiration of this Option, this Option may be exercised until the expiration pursuant to
     Section 3 of this Agreement by the executors or administrators of the Optionee's estate, or by any person or persons who shall have acquired this Option directly from the Optionee by bequest or inheritance.

          7. Restrictions on Purchase and Sale of Shares. If required by applicable securities laws, the Optionee hereby agrees that, as a further condition to the exercise of this Option, the Optionee (or his successor under Section 6 hereof) will execute an agreement in form satisfactory to the Company in which the Optionee represents that he is purchasing the shares for investment purposes, and not with a view to resale or distribution.


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          8. Reservation of Stock. Company covenants that while the Option is exercisable, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this Option.

          9. Protection Against Dilution. In any of the following events, occurring hereafter, appropriate adjustment shall be made in the number of shares deliverable upon the exercise of this Option or in the price per share to be paid so as to maintain the proportionate interest of the
     Optionee: (a) recapitalization of the Company through a split-up of the outstanding shares into a lesser number; (b) declaration of a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock; (c) issuance of Common Stock at less than the price per share payable upon the exercise of this Option, or issuance of securities carrying conversion privileges or bearing stock purchase options for Common Stock at more favorable terms than provided by this Option.

          10. Merger, Sale or Change of Majority Control. If a merger, sale or change of majority control of the Company is announced, then any portion of this Option that is not vested shall vest upon the closing of such event. If the Company, or any successor, shall be consolidated or merged with another corporation in exchange for stock with the view to distributing such stock to its shareholders, each share of stock purchasable by this Option shall be replaced for the purposes hereof by the securities or property issuable or distributable in respect of one share of Common Stock of this Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be


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     made at the time thereof. If all or substantially all of company or any successor shall be sold for cash, the Optionee may immediately exercise any unexercised portion of this Option.

          11. Optionee's Rights. Until the valid exercise of this Option, the Optionee hereby shall not be entitled to any rights of a shareholder, but immediately upon the exercise of this Option and upon payment as provided herein, the Optionee hereof shall be deemed a record holder of the common stock.

          12. Amendment. This Option may be amended only by the written agreement of the parties hereto.

          Executed this 14th day of August, 1996.

                         COMMUNITY FINANCIAL GROUP, INC.

                         By:/s/ Joan B. Marshall
                            ----------------------------------------

                         Title Corporate Secretary
                               -------------------------------------

                         OPTIONEE
                         /s/ Julian C. Cornett
                         -------------------------------------------